NYSE MKT Equities Exchange Symbol - UEC

Uranium Energy Corp Receives All Permits for Expansion at the Palangana ISR Mine and a Key Permit for the Burke Hollow ISR Project

- The Planned Expansion of the Palangana ISR Mine is Now Fully Permitted with the Receipt of the New and Larger Mine Permit, Aquifer Exemption and Additional Production Area Permit

- Burke Hollow ISR Project Receives Disposal Well Draft Permit, which represents its First Key Pre-Extraction Permit

Corpus Christi, TX, May 27, 2015 - Uranium Energy Corp (NYSE MKT: UEC, the "Company") is pleased to announce that the Palangana ISR Mine has received the required permits, and is now fully permitted for extraction in new resource areas with a larger Mine Permit and Aquifer Exemption. The expanded mine area boundary is now 8,722 acres versus 6,200 acres previously and includes Production Area-4 (PA-4). As previously reported, 296 drill holes have been completed inside of PA-4 to delineate three mineralized trends. Wellfield design is being finalized in preparation for installment of the first module inside this new production area.

Regarding Burke Hollow permitting advances, the Texas Commission on Environmental Quality (TCEQ) has now issued two Class I disposal well draft permits, indicating the conclusion of a successful technical review.

Craig Wall, V.P. of Environmental, Health and Safety, explained, "We are very pleased to make it through the rigorous technical review process of an ISR application. This milestone represents one of the four major permit reviews necessary to see the Burke Hollow project come to fruition and we are all encouraged by the progress."

The Mine Permit and Aquifer Exemption Applications for the Burke Hollow ISR Project are currently in the later stages of technical review with the TCEQ. The project contains an NI 43-101-qualified inferred resource estimate of 5.12 million pounds of uranium at an average grade of 0.09% U3O8. Burke Hollow has the potential for additional resource expansion with two new prospective mineralized areas discovered by recent drilling and a previously identified Exploration Target still to be explored and delineated. The project is currently comprised of approximately 20,000 acres after the recent acquisition of a 1,825-acre lease, which was historically explored by Nufuels (Mobil) in 1982.

President and CEO Amir Adnani stated, "UEC is well positioned for ongoing expansion of uranium throughput at our centralized Hobson processing plant when full-scale production resumes. With the Burke Hollow Project making significant resource and permitting progress, there's a substantial pipeline developing to support our hub-and-spoke growth plans."

About Uranium Energy Corp

Uranium Energy Corp is a U.S.-based uranium mining and exploration company. The Company's fully-licensed Hobson processing facility is central to all of its projects in South Texas, including the Palangana in-situ recovery (ISR) mine, the permitted Goliad ISR project and the development-stage Burke Hollow ISR project. Additionally, the Company controls a pipeline of advanced-stage projects in Arizona, Colorado and Paraguay. The Company's operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact Uranium Energy Corp Investor Relations at:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE MKT: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

Notice to U.S. Investors

The mineral resources referred to herein have been estimated in accordance with the definition standards on mineral resources of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in NI 43-101 and are not compliant with U.S. Securities and Exchange Commission (the "SEC") Industry Guide 7 guidelines. In addition, measured mineral resources, indicated mineral resources and inferred mineral resources, while recognized and required by Canadian regulations, are not defined terms under SEC Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. Accordingly, we have not reported them in the United States. Investors are cautioned not to assume that any part or all of the mineral resources in these categories will ever be converted into mineral reserves. These terms have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. In particular, it should be noted that mineral resources which are not mineral reserves do not have demonstrated economic viability. It cannot be assumed that all or any part of measured mineral resources, indicated mineral resources or inferred mineral resources will ever be upgraded to a higher category. In accordance with Canadian rules, estimates of inferred mineral resources cannot form the basis of feasibility or other economic studies. Investors are cautioned not to assume that any part of the reported measured mineral resources, indicated mineral resources or inferred mineral resources referred to herein are economically or legally mineable.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.